                                                                    EXHIBIT 99.1

                        SIGNATURES OF REPORTING PERSONS

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 4 is true, complete and correct.
November 26, 2014

                      WARBURG PINCUS PRIVATE EQUITY X, L.P.

                      By:   Warburg Pincus X, L.P., its general partner
                      By:   Warburg Pincus X GP L.P., its general partner
                      By:   WPP GP LLC, its general partner
                      By:   Warburg Pincus Partners, L.P., its managing member
                      By:   Warburg Pincus Partners GP LLC, its general partner
                      By:   Warburg Pincus & Co., its managing member
                      By:   /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss
                            Partner

                      WARBURG PINCUS X, L.P.

                      By:   Warburg Pincus X GP L.P., its general partner
                      By:   WPP GP LLC, its general partner
                      By:   Warburg Pincus Partners, L.P., its managing member
                      By:   Warburg Pincus Partners GP LLC, its general partner
                      By:   Warburg Pincus & Co., its managing member
                      By:   /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss
                            Partner

                      WARBURG PINCUS X GP L.P.

                      By:   WPP GP LLC, its general partner
                      By:   Warburg Pincus Partners, L.P., its managing member
                      By:   Warburg Pincus Partners GP LLC, its general partner
                      By:   Warburg Pincus & Co., its managing member
                      By:   /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss
                            Partner

                      WPP GP LLC

                      By:   Warburg Pincus Partners, L.P., its managing member
                      By:   Warburg Pincus Partners GP LLC, its general partner
                      By:   Warburg Pincus & Co., its managing member
                      By:   /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss
                            Partner

                      WARBURG PINCUS PARTNERS, L.P.

                      By:   Warburg Pincus Partners GP LLC, its general partner
                      By:   Warburg Pincus & Co., its managing member
                      By:   /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss
                            Partner

                      WARBURG PINCUS PARTNERS GP LLC

                      By:   Warburg Pincus & Co., its managing member
                      By:   /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss
                            Partner

                      WARBURG PINCUS & CO.

                      By:   /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss
                            Partner

                      WARBURG PINCUS LLC

                      By:   /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss
                            Partner, Managing Director

                      CHARLES R. KAYE

                      By:   /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss, Attorney-in-Fact*

                      JOSEPH P. LANDY

                      By:   /s/ Robert B. Knauss
                            ----------------------------------------------------
                            Robert B. Knauss, Attorney-in-Fact*

*The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on November 26, 2013 as an
exhibit to a statement on Form 4 filed by Warburg Pincus Private Equity IX, L.P.
with respect to Laredo Petroleum Holdings, Inc. (now known as Laredo Petroleum,
Inc.) and is hereby incorporated by reference.